UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2021
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously disclosed, late in the fourth quarter of 2018, Markel Corporation (the Company) received inquiries from the U.S. Department of Justice (DOJ), U.S. Securities and Exchange Commission (SEC) and Bermuda Monetary Authority (BMA) into loss reserves recorded in late 2017 and early 2018 at Markel CATCo Re Ltd., an unconsolidated subsidiary managed by Markel CATCo Investment Management Ltd. (MCIM) that has been in runoff since June 2019. As a result of the governmental inquiries, the Company engaged outside counsel to conduct an internal review. The internal review was completed in April 2019 and found no evidence that MCIM personnel acted in bad faith in exercising business judgment in the setting of reserves and making related disclosures during late 2017 and early 2018. After completing the internal review, the Company's outside counsel met with the governmental authorities and reported the findings.
On September 27, 2021, the SEC notified the Company that it has concluded its investigation and it does not intend to recommend an enforcement action against MCIM. On September 28, 2021, the Company was advised by the DOJ that it has concluded its investigation and will not take any action against MCIM. Throughout the inquiries, the Company has proactively kept the BMA informed of the status of the SEC and DOJ investigations, including the recent conclusion of those investigations. There are currently no pending requests from the BMA and it has been over a year since it has contacted the Company in relation to the governmental inquiries.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

September 30, 2021	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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